UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 11, 2018

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of stockholders held on May 11, 2018, there were four items subject to a vote of security holders: (1) the election of ten members of the Board of Directors of the Company; (2) the ratification of the appointment of KMPG LLP as the Company’s independent auditor; (3) the approval, by nonbinding vote, of executive compensation, and (4) the approval of the new Directors’ Annual Retainer Plan, increasing the stock portion of each Director’s annual retainer from $70,000 to $90,000 and extending the term of the plan.

1. In the vote for the election of ten members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes
Nominee	Class A	Class B	Class A	Class B	Class A	Class B
Christine L. Standish	14,493,733	32,328,440	12,416,090	0	690,758	0
Erland E. Kailbourne	25,470,024	32,328,440	1,439,800	0	690,758	0
John F. Cassidy, Jr.	25,185,256	32,328,440	1,724,567	0	690,758	0
Edgar G. Hotard	25,569,882	32,328,440	1,339,942	0	690,758	0
John R. Scannell	20,203,521	32,328,440	6,706,302	0	690,758	0
Katharine L. Plourde	26,220,000	32,328,440	689,824	0	690,758	0
A. William Higgins	25,309,582	32,328,440	1,600,242	0	690,758	0
Kenneth W. Krueger	26,644,444	32,328,440	265,380	0	690,758	0
Olivier M. Jarrault	25,479,697	32,327,440	1,430,126	1,000	690,758	0
Lee C. Wortham	25,464,664	32,328,440	1,445,160	0	690,758	0

2. In the vote for the ratification of the appointment of KPMG LLP as the Company’s independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
59,901,465	20,761	6,795	0

3. In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
49,333,368	9,888,161	16,734	690,758

4. In the vote to approve the new Directors’ Annual Retainer Plan, increasing the stock portion of Director’s annual retainer from $70,000 to $90,000 and extending the term of the plan, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
59,179,968	40,565	17,730	690,758

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

	By:	/s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: May 16, 2018